EXHIBIT 99.1

June 30, 2009

Donald Wayne
Exterran Holdings, Inc.
Exterran GP LLC
16666 Northchase Drive
Houston, Texas 77060

Dear Donald:

This letter is to notify you that I hereby resign as Chief Executive Officer and from the Board of Directors of each of Exterran Holdings, Inc. and Exterran GP LLC effective June 30, 2009.

Please be advised that I have no disagreements with either company on any matter relating to their operations, policies or practices.

Sincerely,

/s/ Stephen A. Snider
Stephen A. Snider